AEGON/Transamerica Series Fund, Inc.

Supplement dated August 1, 2002 to Statement of Additional
Information dated May 1, 2002,

Please read this Supplement carefully and retain it for future reference.


Munder Net50

The following replaces the second paragraph in the section
"Sub-Adviser Compensation" on the left column on page MN-3:

The sub-advisory fee for the portfolio is:

50% of fees received by the investment adviser, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A marketing allowance will be in place in the amount of 0.10% of the portfolio's average daily net assets, effective as of June 1, 2002, for one year.

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PBHG Mid Cap Growth

The following replaces the second paragraph in the section
"Sub-Adviser Compensation"
on the right column on page PBHGMCG-3:

The sub-advisory fee for the portfolio is:

0.50% of the first $100 million of the portfolio's average
daily net assets; 0.40% of assets in excess of $100 million
(from first dollar), 	less 50% of any amount reimbursed
pursuant to the portfolio's expense limitation
(for a period beginning July 1, 2002 and ending January 1,
2004).

Please Note:  The previous footnote is still applicable.

A marketing allowance will be in place in the amount of 0.03% of the portfolio's average daily net assets, effective as of July 1, 2002, for one year. 50% (equivalent of 0.015% of average daily net assets) will be allocated to ATFA and 50% (equivalent of 0.015% of average daily net assets) will be allocated to the portfolio.




AG00____